POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                           TITLE                                            DATE


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief               March 18, 1998
------------------------------
J. Erik Hvide                             Executive Officer and Director (principal
                                          executive officer)



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial             March 18, 1998
--------------------
John H. Blankley                          Officer and Director



/s/ JOHN J. KRUMENACKER                 Controller (principal accounting officer)             March 18, 1998
-----------------------
John J. Krumenacker



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                   March 18, 1998
---------------------
Eugene F. Sweeney



/s/ ROBERT B. CALHOUN, JR.               Director                                               March 18, 1998
Robert B. Calhoun, Jr.



/s/ GERALD FARMER                        Director                                               March 18, 1998
Gerald Farmer



/s/ JEAN FITZGERALD                      Director                                               March 18, 1998
Jean Fitzgerald



/s/ JOHN J. LEE                         Director                                                March 18, 1998
------------------------------
John J. Lee


/s/ WALTER C. MINK                      Director                                                March 18, 1998
------------------------------
Walter C. Mink



/s/ ROBERT RICE                          Director                                               March 18, 1998
Robert Rice



/s/ RAYMOND B. VICKERS                   Director                                               March 18, 1998
----------------------
Raymond B. Vickers



/s/ JOSIAH O. LOW III                    Director                                               March 18, 1998
Josiah O. Low III


             POWER OF ATTORNEY OF SEABULK AMERICA PARTNERSHIP, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

SEABULK AMERICA PARTNERSHIP, LTD.

By:  SEABULK TANKERS, LTD.
         General Partner of Seabulk America Partnership, Ltd.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                 March 18, 1998
------------------------------
J. Erik Hvide                             Executive Officer and Director of
                                          Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial             March 18, 1998
--------------------
John H. Blankley                          Officer and Director of Hvide Marine
                                          Transport, Incorporated



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                   March 18, 1998
---------------------
Eugene F. Sweeney                         of Hvide Marine Transport, Incorporated


             POWER OF ATTORNEY OF OCEAN SPECIALTY TANKERS CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                               TITLE                                          DATE

/s/ EUGENE F. SWEENEY                     President and Director                              March 18, 1998
---------------------
Eugene F. Sweeney


/s/ L. STEPHEN WILLRICH                   Senior Vice President, Secretary,                    March 18, 1998
-----------------------
L. Stephen Willrich                             Treasurer and Director


/s/ J. ERIK HVIDE                                     Director                                March 18, 1998
-----------------
  J.Erik Hvide


               POWER OF ATTORNEY OF SEABULK OFFSHORE, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

SEABULK OFFSHORE, LTD.

By:  SEABULK TANKERS, LTD.
         General Partner of Seabulk Offshore, Ltd.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                 March 18, 1998
------------------------------
J. Erik Hvide                             Executive Officer and Director of
                                          Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial             March 18, 1998
--------------------
John H. Blankley                          Officer and Director of Hvide Marine
                                          Transport, Incorporated



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                   March 18, 1998
---------------------
Eugene F. Sweeney                         of Hvide Marine Transport, Incorporated


               POWER OF ATTORNEY OF SUN STATE MARINE SERVICES, INC.


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                  TITLE                                       DATE

/s/ WILLIAM R. LUDT                               President and Director                      March 18, 1998
-------------------
William R. Ludt


/s/ CHRISTOPHER D. STRONG                           Assistant Secretary                       March 18, 1998
-------------------------
Christopher D. Strong


/s/ J. ERIK HVIDE                                        Director                             March 18, 1998
-----------------
J. Erik Hvide


/s/ JOHN H. BLANKLEY                                     Director                             March 18, 1998
--------------------
John H. Blankley


/s/ EUGENE F. SWEENEY                                    Director                             March 18, 1998
---------------------
Eugene F. Sweeney



                POWER OF ATTORNEY OF SEABULK TANKERS, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

SEABULK TANKERS, LTD.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.


SIGNATURE                                           TITLE                                              DATE

/s/ J. ERIK HVIDE                   Chairman of the Board, President, Chief                    March 18, 1998
-----------------
J. Erik Hvide                         Executive Officer and Director of
                                      Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                Executive Vice President--Chief Financial                  March 18, 1998
--------------------
John H. Blankley                      Officer and Director of Hvide Marine
                                      Transport, Incorporated



/s/ EUGENE F. SWEENEY               Executive Vice President and Director                      March 18, 1998
---------------------
Eugene F. Sweeney                     of Hvide Marine Transport, Incorporated


                   POWER OF ATTORNEY OF TAMPA BAY TOWING, INC.



         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                           TITLE                                              DATE

/s/ J. ERIK HVIDE                       President, Chief Executive Officer                      March 18, 1998
------------------------------
J. Erik Hvide                             and Director


/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial             March 18, 1998
John H. Blankley                          Officer, Treasurer and Director



/s/ EUGENE F. SWEENEY                   Executive Vice President--Operations and              March 18, 1998
---------------------
Eugene F. Sweeney                         Director


/s/ JAMES S. KIMBRELL                   Executive Vice President                              March 18, 1998
---------------------
James S. Kimbrell


/s/ JAMES C. BRANTNER                   Executive Vice President                              March 18, 1998
---------------------
James C. Brantner


         POWER OF ATTORNEY OF SEABULK TRANSMARINE PARTNERSHIP, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

SEABULK TRANSMARINE PARTNERSHIP, LTD.

By:  SEABULK TANKERS, LTD.
         General Partner of Seabulk America Partnership, Ltd.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.

SIGNATURE                                           TITLE                                              DATE

/s/ J. ERIK HVIDE                   Chairman of the Board, President, Chief                    March 18, 1998
-----------------
J. Erik Hvide                         Executive Officer and Director of
                                      Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                Executive Vice President--Chief Financial                  March 18, 1998
--------------------
John H. Blankley                      Officer and Director of Hvide Marine
                                      Transport, Incorporated



/s/ EUGENE F. SWEENEY               Executive Vice President and Director                      March 18, 1998
---------------------
Eugene F. Sweeney                     of Hvide Marine Transport, Incorporated


                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Michael Joseph and John F. Kearney, or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                           TITLE                                              DATE

/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                 March 18, 1998
------------------------------
J. Erik Hvide                             Executive Officer and Director of the
                                          companies on the attached sheet



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial             March 18, 1998
--------------------
John H. Blankley                          Officer and Director of the companies
                                          on the attached sheet



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                   March 18, 1998
Eugene F. Sweeney                         of the companies on the attached
                                          sheet

HVIDE MARINE INTERNATIONAL, INC.
HVIDE MARINE TRANSPORT, INCORPORATED
SEABULK ALKATAR, INC
SEABULK ARABIAN, INC.
SEABULK ARCTIC EXPRESS, INC
SEABULK ARIES II, INC.
SEABULK ARZANAH, INC.
SEABULK BARRACUDA, INC.
SEABULK BECKY, INC.
SEABULK BETSY, INC.
SEABULK BRAVO, INC.
SEABULK BUL HANIN, INC.
SEABULK CAPRICORN, INC.
SEABULK CARDINAL, INC.
SEABULK CAROL, INC.
SEABULK CHAMP, INC.
SEABULK CHEMICAL CARRIERS, INC.
SEABULK CHRISTOPHER, INC.
SEABULK CLIPPER, INC.
SEABULK COMMAND, INC.
SEABULK CONDOR, INC.
SEABULK CONSTRUCTOR, INC.
SEABULK COOT I, INC.
SEABULK COOT II, INC.
SEABULK CORMORANT, INC.
SEABULK CYGNET I, INC.
SEABULK CYGNET II, INC.
SEABULK DANAH, INC.
SEABULK DAYNA, INC.
SEABULK DEBBIE, INC.
SEABULK DEFENDER, INC.
SEABULK DIANA, INC.
SEABULK DISCOVERY, INC.
SEABULK DUKE, INC.
SEABULK EAGLE II, INC.
SEABULK EAGLE, INC.
SEABULK EMERALD, INC.
SEABULK ENERGY, INC.
SEABULK EXPLORER, INC.
SEABULK FALCON II, INC.
SEABULK FALCON, INC.
SEABULK FREEDOM, INC.
SEABULK FULMAR, INC.
SEABULK GABRIELLE, INC.
SEABULK GANNET I, INC.
SEABULK GANNET II, INC.
SEABULK GAZELLE, INC.
SEABULK GIANT, INC.
SEABULK GREBE, INC.
SEABULK HABARA, INC.
SEABULK HAMOUR, INC.
SEABULK HARRIER, INC.

SEABULK HATTA, INC.
SEABULK HAWK, INC.
SEABULK HERCULES, INC.
SEABULK HERON, INC.
SEABULK HORIZON, INC.
SEABULK HOUBARE, INC.
SEABULK HUNTER, INC.
SEABULK IBEX, INC.
SEABULK ISABEL, INC.
SEABULK JEBEL ALI, INC.
SEABULK KESTREL, INC.
SEABULK KING, INC.
SEABULK KNIGHT, INC.
SEABULK LAKE EXPRESS, INC.
SEABULK LARA, INC.
SEABULK LARK, INC.
SEABULK LIBERTY, INC.
SEABULK LULU, INC.
SEABULK MAINTAINER, INC.
SEABULK MALLARD, INC.
SEABULK MARLENE, INC.
SEABULK MARTIN I, INC.
SEABULK MARTIN II, INC.
SEABULK MASTER, INC.
SEABULK MERLIN, INC.
SEABULK MUBARRAK, INC.
SEABULK NADA, INC.
SEABULK NEPTUNE, INC.
SEABULK OCEAN SYSTEMS  CORPORATION
SEABULK OCEAN SYSTEMS  HOLDINGS  CORPORATION
SEABULK OFFSHORE ABU DHABI, INC.
SEABULK OFFSHORE DUBAI, INC.
SEABULK OFFSHORE GLOBAL HOLDINGS, INC.
SEABULK OFFSHORE HOLDINGS, INC.
SEABULK OFFSHORE INTERNATIONAL, INC.
SEABULK OFFSHORE OPERATORS, INC.
SEABULK ORYX, INC.
SEABULK OSPREY, INC.
SEABULK PELICAN, INC.
SEABULK PENGUIN I, INC.
SEABULK PENGUIN II, INC.
SEABULK PENNY, INC.
SEABULK PERSISTENCE, INC.
SEABULK PETREL, INC.
SEABULK PLOVER, INC.
SEABULK POWER, INC.
SEABULK PRIDE, INC.
SEABULK PRINCE, INC.
SEABULK PRINCESS, INC.
SEABULK PUFFIN, INC.
SEABULK QUEEN, INC.
SEABULK RAVEN, INC.

SEABULK ROOSTER, INC.
SEABULK RUBY, INC.
SEABULK SALIHU, INC.
SEABULK SAPPHIRE, INC.
SEABULK SARA, INC.
SEABULK SEAHORSE, INC.
SEABULK SENGALI, INC.
SEABULK SERVICE, INC.
SEABULK SHARI, INC.
SEABULK SHINDAGA, INC.
SEABULK SKUA I, INC.
SEABULK SNIPE, INC.
SEABULK STAR, INC.
SEABULK SUHAIL, INC.
SEABULK SWAN, INC.
SEABULK SWIFT, INC.
SEABULK TAURUS, INC.
SEABULK TENDER, INC.
SEABULK TERN, INC.
SEABULK TIMS I, INC.
SEABULK TITAN, INC.
SEABULK TOOTA, INC.
SEABULK TOUCAN, INC.
SEABULK TRANSMARINE II, INC.
SEABULK TRADER, INC.
SEABULK TREASURE ISLAND, INC.
SEABULK UMM SHAIF, INC.
SEABULK VERITAS, INC.
SEABULK VIRGO I, INC.
SEABULK VOYAGER, INC.
SEABULK ZAKUM, INC.